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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - JUNE 13, 2001
                                                           ---------------



                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




     DELAWARE                         1-10458                36-3154608
--------------------------       --------------              ----------
(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                 File Number)            Identification No.)



 275 BROADHOLLOW ROAD
  MELVILLE, NEW YORK                                          11747
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 (Address of principal executive offices)                 (Zip Code)




 Registrant's telephone number, including area code: (631) 844-1004
                                                      -------------


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ITEM 9. REGULATION FD DISCLOSURE

North Fork Bancorporation, Inc. announced today that it will be hosting an Investor and Analyst Conference in New York City on June 14, 2001. The Conference materials will be accessible that day on North Fork's web site at www.northforkbank.com


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




(a)     Financial Statements of the Business Acquired.
        Not Applicable


(b)     Pro Forma Financial Information
        Not Applicable


(c)     Exhibits
        99.1   Press Release dated June 13, 2001




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                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     June 13, 2001





NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy
   -------------------------------
   Daniel M. Healy
   Executive Vice President
   Chief Financial Officer

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